SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 23, 1998


                             MB Software Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Colorado                          0-11808               59-2219994
----------------------------         ----------------        -------------------
(State or other jurisdiction         (Commission File         (IRS Employer
    incorporation)                        Number)            Identification No.)



           2225 E. Randol Mill Road Suite 305, Arlington, Texas    76011
--------------------------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code            817-633-9400
                                                     ---------------------------













Item 2.  Acquisition or Disposition of Assets

a) Disposition of Assets. On October 1, 1997, MB Software Corporation, through its subsidiary Santiago SDS, Inc. a Nevada corporation ("Seller"), sold certain assets and business of Santiago SDS, Inc., by means of Purchase Agreement to Applied Professional Systems, Inc. a Delaware corporation ("Purchaser").

b) Assets and "Business" Involved in the Sale. Seller sold, transferred and conveyed to Purchaser certain assets, rights, benefits, contracts and agreements related to dental software customers.

c)    Consideration  and   Sources  of  Funds.   Consideration  for   the  above
transaction was as follows:

         1) payment of $400,000 to Seller in thirty-six installments. 2) Seller will retain the collection of all Electronic Claims and Statements of all dental customers and all collections will be applied to the note.


Item 7.  Financial Statements and Exhibits.

Upon further review of the financial information and nature of the acquisition described in the Company's Form 8-K, the Company has concluded that no pro-forma financial settlements are required to be filed with respect to such acquisition.

a.       Exhibits.

The following is a list of exhibits filed as part of this Current Report on Form 8-K.

Exhibit
Number   Description of Exhibit
-------  ----------------------

2.1 Purchase Agreement dated as of September 30, 1997, by and between Santiago SDS, Inc. and Applied Professional Systems, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 23, 1998

                                             MB Software Corporation

                                             /s/ Scott A. Haire
                                             ----------------------------
                                             Scott A. Haire, Chairman of the
                                             Board, Chief Executive Officer
                                             And President (Principal Financial
                                             Officer)

                               PURCHASE AGREEMENT

         This Purchase Agreement (this "Agreement"), dated effective as of September 30, 1997, is among Santiago SDS, Inc., A Nevada corporation
("Seller"), and Applied Professional Systems, Inc., a Delaware corporation ("Purchaser").

                              W I T N E S S E T H:

         WHEREAS, Seller desires to sell, and Purchaser desires to purchase collectively, certain assets of Seller relative to Seller's dental businesses, (the "business") of Seller.

         NOW,  THEREFORE,   in  consideration  of  the  mutual  representations,
warranties and covenants herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                Purchase and Sale

         Section 1.1. Purchase and Sale of Business. Subject to and upon the terms and conditions contained herein, at the Closing (as defined below), Seller shall sell, transfer, assign, convey and deliver to Purchaser, free and clear of all security interests, liens, claims and encumbrances of every kind, and Purchaser shall purchase, accept and acquire from Seller, the Business and the assets that correspond with the Business as listed on Schedule A, (the "Assets"), but not include any accounts receivable accrued prior to the closing date.

         Section 1.2. Purchase Price. The total purchase price for the Business shall be paid according to the payment terms set forth on Schedule B attached hereto and made part hereof.

         Section 1.3. Assumption of Liabilities. Purchaser shall assume no liabilities related to the contracts set forth on Exhibit hereto (the "Assumed Liabilities"); provided, however, that Seller shall retain all liabilities, including, without limitation, for non-performance under such contracts for all periods prior to the Closing and through Seller's obligation to provide services for its DOS clients through December 31, 1998. Purchaser shall assume all liabilities that arise from Purchaser's software related to any Santiago SDS, Inc. customer using Purchaser's software.

         Section 1.4.  Bill of Sale.    Seller  shall  provide  Purchaser will a
Bill of Sale at Closing, based on the terms of Schedule B being met in its entirety by both parties.

                                   ARTICLE 11

                    Representations and Warranties of Seller

         Section 2.1. Organization and Good Standing; Qualification. Seller is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

         Section 2.2. Authorization and Validity. This Agreement and each other agreement contemplated hereby have been duly executed and delivered by Seller, and constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditor's rights generally or the availability of equitable remedies.

         Section 2.3. Absence of Liability. Seller represents that to the best of its knowledge, there are no outstanding disputes according to all contracts attached to Schedule A. Seller represents that the list of customers on Schedule A are the customers but in no way does Seller represent that all customers listed are using the product.

         Section 2.4. Consents. No consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is authorized, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of Seller.

         Section 2.5. Taxes. Seller has paid or accrued all taxes, penalties and interest that have become due with respect to any returns that it has filed and any assessments of which it is aware. Seller is not delinquent in the payment of any tax, assessment or government charge.

         Section 2.6. Compliance with Laws. Seller has complied with all laws, regulations and licensing requirements with respect to the Assets and has filed with the proper authorities all necessary statements and reports. There are no existing violations by Seller of any federal, state or local law or regulation that could affect the assets or the business.

         Section 2.7. Litigation. There are no legal actions or administrative proceedings, to the best knowledge of Seller, against the Business.

         Section 2.8. Assets. Seller owns good and marketable title to all of the Assets, free and clear of all security interests, liens, claims and encumbrances, except for liens granted with respect to equipment leases. The software listed on Schedule A attached hereto shall operate in accordance with its specifications as set forth in its manual. Except as set forth above, Seller makes no representations and warranties regarding the Assets, and all of such Assets are being sold on and "as-is, where-is" basis.

         Section 2.9. Contracts. Seller warrants that all contracts listed on Exhibit Attached hereto are in full force and effect and that such contracts are assignable by the Seller and assumable by the Purchaser.

         Section 2.10. Continuation of Services. Seller warrants that it shall continue to perform all the services set forth in Schedule B for the time periods set forth in such schedule. In the event Seller breaches this Section
2.10 and fails to cure breach within 10 days, Purchaser will have no further obligation to Seller under this agreement, nor will Seller have any obligation to Purchaser and this entire Agreement will become null and void.

                                   ARTICLE III

                   Representations and Warranties of Purchaser

         Section 3.1 Organization and Good Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transaction contemplated hereby.

         Section 3.2 Authorization and Validity. The execution, delivery and performance by Purchaser of this Agreement and the other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by Purchaser. This Agreement and each other agreement contemplated hereby have been duly executed and delivered by Purchaser and constitute or will constitute legal, valid and binding obligations of Purchaser, enforceable in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditor's rights generally or the availability or equitable remedies.

         Section 3.3. No Violation. Neither the execution, delivery or performance of this Agreement or the other agreements contemplated hereby nor the consummation of the transactions contemplated hereby or thereby will (i) conflict with, or result in a violation or breach of the terms, conditions and provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of Purchaser or any agreement, indenture or other instrument under which Purchaser is bound or (ii) violate or conflict with any judgement, decree, order, statute, rule or regulation over Purchaser or the properties or assets of Purchaser.

                                   ARTICLE IV

                               Closing Deliveries

         Section 4.1. Deliveries of Seller. The closing of the transactions contemplated herein (the "Closing"), shall take place simultaneously with execution of this Agreement. Seller is hereby delivering to Purchaser a bill of sale with respect to the Assets listed on Schedule A and an Assignment and Assumption agreement with respect to the Assumed Liabilities.

         Section 4.2. Deliveries of Purchaser. Purchaser is hereby delivering cash representing that portion of the Purchase Price payable at Closing to Seller.

                                    ARTICLE V

                              Post Closing Matters

         Section 5.1. Further Instruments of Transfer. Following the Closing, at the request of any party, the parties shall deliver any further instruments of transfer and take all reasonable action as may be necessary or appropriate to vest in Purchaser good and marketable title to the Assets to Purchaser.

                                   ARTICLE VI

                                    Remedies

         Section 6.1. Indemnification by Seller. Subject to the terms and conditions of this Article, Seller, agrees to indemnify, defend and hold Purchaser and its directors, officers, agents, attorneys and affiliates harmless from and against all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages, attorney's fees and expenses (collectively, "Damages"), asserted against or incurred by such indemnitees by reason of or resulting from any action taken before the purchase of the assets listed on Schedule A by the Seller including, but not limited to:

         (a) a breach of any representation, warranty or covenant of Seller contained herein, or in any exhibit, schedule, or certificate delivered hereunder, or in any agreement executed in connection with the transactions contemplated hereby.

         (b) any failure to comply with any applicable bulk transfer laws.

         Section 6.2. Indemnification by Purchaser. Subject to the terms and conditions of this Article, Purchaser hereby agrees to indemnify, defend and hold Seller and his affiliates harmless from and against all Damages asserted against or incurred by any of such indemnitees by reason of or resulting from a breach by Purchaser of any representation, warranty or covenant of Purchaser contained herein or in any exhibit, schedule or certificate delivered hereunder, or in any agreement executed in connection with the transactions contemplated hereby. Purchaser agrees to defend and hold Seller and its directors, officers, agents or affiliates from and against all Damages asserted against or incurred by Seller and his affiliates by reason of or resulting from any action taken after the purchase of these Assets, listed on Schedule A, by Purchaser



         Section 6.3. Conditions of Indemnification. The respective obligations and liabilities of Seller and Purchaser (the "indemnifying party") to the other (the "party to be indemnified") under Sections 6.1 and 6.2 with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

         (a) Within 20 days (or such earlier time as might be required to avoid prejudicing the indemnifying party's position) after receipt of notice of commencement of any action evidenced by service of process or other legal pleading, the party to be indemnified shall give the indemnifying party written notice thereof together with a copy of such claim, process or other legal pleading, and the indemnifying party shall have the right to undertake the defense thereof by representatives of its own choosing and at its own expense; provided that the party to be indemnified may participate in the defense with counsel of its own choice, the fees and expenses of which counsel shall be paid by the party to be indemnified unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party has failed to assume the defense of such action or (iii) the named parties to any such action (including any impleaded parties) include both the indemnifying party and the party to be indemnified and the party to be indemnified has been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party (in which case, if the party to be indemnified informs the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of the party to be indemnified, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the jurisdiction arising our of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the party to be indemnified, which firm shall be designated in writing by the party to be indemnified).

         (b) In the event that the indemnifying party, by the 30th day after receipt of notice of any such claim (or, of earlier, by the 10th day preceding the day on which an answer to other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claims, the party to be indemnified will (upon further notice to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party and at the indemnifying party's expense, subject to the right of the indemnifying party to assume the defense of such claims at any time prior to settlement, compromise or final determination thereof.

         (c) Notwithstanding the foregoing, the indemnifying party shall not settle any claim without the consent of the party to be indemnified unless such settlement involves only the payment of money and the claimant provides to the party to be indemnified a release from all liability in respect of such claim. If the settlement of the claim involves more that the payment of money, the indemnifying party shall not settle the claim without the prior consent of the party to be indemnified.

         (d) The party to be indemnified and the indemnifying party will each cooperate with all reasonable requests of the other.

         Section 6.4. Waiver. No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement, any exhibit or any document, instrument or certificate contemplated hereby shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party's rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

         Section 6.5. Remedies Exclusive. The remedies provided in this Article shall be exclusive of any other rights or remedies available to one party against the other, either at law or in equity.

         Section 6.6. Costs, Expenses and Legal Fees. Each party hereto shall bear its own costs and expenses (including attorney's fees), except that each party hereto agrees to pay the costs and expenses (including reasonable attorneys' fees and expenses) incurred by the other parties in successfully (i) enforcing any of the terms of this Agreement.

                                   ARTICLE VII

                                  Miscellaneous

         Section 7.1. Protection of Business. For the period commencing with the date of this agreement and terminating six months after the Closing, Seller convenants and agrees that Seller shall use reasonable efforts to preserve the business and the business relations with clients and others to include, but not limited to, participation in a meeting with current clients of Seller to announce the sale of the business to the Purchaser; and a meeting with the current employees and independent agents of the business to introduce the Purchaser and to announce the sale of the business at Seller's California office unless Seller changes meeting location at a time agreeable to both parties.

         Section 7.2 History of Operation. Seller shall deliver to Purchaser in the history and operations of the business and will provide Purchaser with all necessary information to clients or potential clients, or both, of the business to enable Purchaser to take effective control, and be in possession of the business on the date of Closing. Seller shall receive no compensation for this formation, except as provided in this agreement.

         Section 7.3. Accounting. Seller shall provide Purchaser with a detailed accounting of all activity specified on Schedule B attached hereto. The accounting shall be provided to Purchaser no later than the fifteenth (15) day of the month following the month in which the activity took place. Upon 30 days notice from Purchaser, Seller shall make available to Purchaser or its agents, all records, financial statements, ledgers, files necessary for Purchaser to audit and verify all billings and collections for the activity set forth in Schedule B. If Seller fails to provide such information in a reasonable manner and such failure causes Purchaser to incur expenses above a reasonable amount, Seller shall pay any fees or expenses in excess of such reasonable fees.

         Section 7.4. Entire Agreement.This Agreement and the agreements contemplated hereby constitute the entire agreement of the parties regarding the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

         Section 7.5. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         Section 7.6. Survival of Representation, Warranties and Covenants. The representations, warranties and covenants of Seller contained herein shall survive for as long as the Purchaser's obligation to pay the Seller continues; not withstanding the above, Seller `s covenant and obligation to indemnify Purchaser contained in Section 2.5 and Article 6 shall survive until any such applicable statute of limitations have expired.

         Section 7.7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE STATE OF NEVADA.

         Section 7.8.  Captions.   The   captions   in  this  Agreement are  for
convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

         Section 7.9. Gender and Number. When the context requires, the gender of all words used herein shall include the masculine, feminine and neuter and the number of all words shall include the singular and plural.

         Section 7.10. Reference to Agreement. Use of the words "herein", "hereof", "hereto" and the like in this Agreement shall be construed as references to this Agreement as a whole and not to any particular Article, Section or provision of this Agreement, unless otherwise noted.

         Section 7.11. Notice. Any notice or communication hereunder or in any agreement entered into in connection with the transactions contemplated hereby must be in writing and given by depositing the same in the United States mail, addresses to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person. Such notice shall be deemed received on the date on which it is hand-delivered or on the third business day following the date on which it is so mailed. For purposes of notice, the addresses of the parties shall be:

If to Purchaser:           Applied Professional Systems, Inc.
                           110 Connecticut Blvd.
                           E. Hartford, CT  06108
                           Attn:  Jack Tine

If to Seller:              Santiago SDS, Inc.
                           1801 Dove Street
                           Suite 101
                           Newport Beach, California  92660

With a copy to:            Brad Whitlock
                           Jackson & Walker, L.L.P.
                           901 Main Street  Suite 6000
                           Dallas, Texas  75202

Any party may change its address for notice by written notice given to the other parties in accordance with this Section.

         Section 7.12. Service of Process. Service of any and all process that may be served on any party hereto in any suit, action or proceeding arising out of this Agreement may be made in the manner and to the address set forth in
Section 7.11 and service thus made shall be taken and held to be valid personal service upon such party by any party hereto on whose behalf such service is made.

         Section 7.13. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

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


         Section 7.14. Attorneys Fees. Each party shall bear its own attorneys' fees incurred in connection with this transaction; provided that in the event of a dispute regarding any breach of the terms hereof, the prevailing party shall be entitled to have its attorneys' fees paid by the non-prevailing party.



         Section 8.2. Assignment. Neither this Agreement nor any right created hereby or in any agreement entered into in connection with the transaction contemplated hereby shall be assignable by any party hereto, except that Purchaser may assign to either an affiliate of Purchaser or in the case that the Purchaser is sold to the successor of Purchaser.

         Section 8.3. Non-Compete. Upon Seller signing of this Agreement, Seller agrees not to sell any other product except those products listed on Attachments A and C and any other product that Purchaser gives to Seller to sell. Seller and all of its subsidiaries will not purchase or make any new product related to Dental and agrees not to compete in the Dental industry unless it is with Purchaser.








                                            SANTIAGO SDS, INC.

                                            By: ________________________

                                            Its: ________________________


                                            APPLIED PROFESSIONAL SYSTEMS INC.

                                            By: ________________________

                                            Its: ________________________

                                   SCHEDULE A


1. Source Code to Dental Software - OneClaim Plus which will be defined and delivered in the form of diskettes or CD-ROM at the Purchaser's choice.

2. Customer Base which will be in the form of name, address and phone number. Total number of names and addresses is 275.

3. All Dental contracts and current Purchase Agreement, transferred by 1-15-98 along with any assumption needed by Purchaser after 12-31-98.

4.   All in-house information related to customers, transferred by 12-31-97.

5.   Trackem database of customer information, transferred by 12-31-97.

6.   All contracts related to Dental vendors, transferred by 12-31-97.












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




                          SCHEDULE B - PAYMENT SCHEDULE

         The parties hereto agree that the Purchase price shall be paid out of the gross income and profits as defined below collected by the Seller for the services set forth below. The parties further agree that the total Purchase Price shall be no more than Four Hundred thousand Dollars ($400,000) provided that, if at the end of the thirty-six (36) month payment period following the Closing the amount collected pursuant to this Payment Schedule has not reached $400,000 then that amount shall be the total Purchase Price and Purchaser shall have no further indebtedness to the Seller. Any gross income collected by Seller shall be subject to payment of any sales tax which may be due to any taxing authority in any jurisdiction in which Purchaser or Seller has or will make any sales of products or services as outlined below. Any gross income collected by Purchaser shall be subject to payment of any sales tax which may be due to any taxing authority in any jurisdiction in which Seller or Purchaser has or will make any sales f products as outlined below.

         The Purchase Price shall be paid as follows:

         1. $10,000.00 payable in cash at the Closing

         2. All gross income from electronic claims and statements of any customer of the Seller as of the Closing Date will be retained by the Seller and applied in its entirety to the total Purchase Price. Such gross income shall be applied without any allowances for costs or expenses in collecting such gross income. The gross income is based upon the prices defined in Schedule Ca attached hereto. The Seller represents that the number of electronic claims being processed at the time of Closing is approximately 6,000 per month and that the number of statements being processed at the time of Closing is approximately 6,000 per month. The Seller does not guarantee whether expressly or impliedly that these quantities will continue for any specified time.

         3. All gross income from priority service contracts will be applied in its entirety to the Purchase Price until December 31, 1998. After December 31, 1998, any gross income from priority support contracts will be paid 40% to the Seller and 60% to the Purchaser. The 40% paid to the Seller shall be applied toward the total Purchase Price. The responsibility for providing DOS product support under the priority service agreements will continue to be the responsibility of the Seller until December 31, 1998 or, until the total Purchase Price has been paid, whichever is earlier.

         4. All gross income collected from Priority Service Contracts will be applied in its entirety to the Purchase Price until December 31, 1998, unless any of those monies collected are paid to Purchaser. Such gross income shall be applied without allowances for cost or expenses in collecting such gross income. After December 31, 1998, any gross income billed and collected from Priority Service Contracts will be allocated and paid 40% to the Seller and 60% to the Purchaser. The 40% allocated and paid to Seller shall be applied toward the total Purchase Price. The responsibility for providing DOS product support under the Priority Service Contracts will continue to be the responsibility of the Seller until December 31, 1998 or, until the total Purchase Price has been paid, whichever is later.

         5. Gross income collected from upgrades of Seller's clients, as of the Closing Date, to Purchaser's products and systems upgrades less a $50 cost to Purchaser for such product and system upgrades will be allocated and paid 35% to Purchaser and 65% to Seller. The 65% paid to Seller shall be applied against the total Purchase Price. Such gross income shall be applied without any allowances for costs or expenses in collecting such gross income.

         6. It is understood by both Purchaser and Seller that all monies paid to Purchaser will not be applied to Purchase Price.

         7. Profits from the sale of Purchaser's products and systems made by Seller's employees or independent sales representatives to new customers will be split 50/50 between Seller and Purchaser. For purposes of this Paragraph 7, new customers shall be defined as any office not currently utilizing the Seller's software or services. For purposes of this Paragraph 7, profits shall be defined as the total Purchase Price, less cost of hardware, commissions paid to sales persons and first year support charges.

         8. Profits from statements and claims processing for clients utilizing Purchaser's software as a result of either upgrades referred to in Paragraph 4 or new sales referred to in Paragraph 7 will be split 50/50 between Seller and Purchaser. For purposes of this Paragraph 8, profits from statements and claims processing are defined in Schedule C.

         9. Notwithstanding anything on this Schedule B to the contrary, the amounts paid to Seller pursuant to Paragraphs 7 and 8 shall continue for thirty-six (36) months from the Closing Date.








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



                                   SCHEDULE C

                             Existing Customer Cost

Cost of Electronic Statements                                 $      0.00 each

Cost of Electronic Claims                                     $      0.00 each

Cost of Priority Service Contract                             $      0.00

Cost of Software Upgrade, multi-user, single user             $  1,995.00

--------------------------------------------------------------------------------

                                New Customer Cost
                                Windows Software

Single User                                                   $  3,995.00

Multi User                                                    $  4,495.00


Santiago's cost would be 50% off retail.

--------------------------------------------------------------------------------

              Purchaser's Statements and Claims Processing Profits

STATEMENTS:

                  Price                  Cost                    Profit
                  -----                  ----                    ------

                  $ .70each              $ .44 each              $ .26 each


CLAIMS:

                  Price                  Cost                    Profit
                  -----                  ----                    ------

                  $ .56 each             $ .25 each              $ .31 each


NOTE: The above listed Prices and Costs are as of 9/30/97 and are subject to change at the sole discretion of the Purchaser.